UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 12, 2007

NARROWSTEP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-108632	33-1010941
(State Or Other	(Commission	(IRS Employer
Jurisdiction Of	File Number)	Identification No.)
Incorporation)

116 VILLAGE BOULEVARD, PRINCETON, NEW JERSEY 08540
(Address of principal executive offices)                            (Zip Code)

Registrant’s telephone number, including area code:   (609) 951-2221

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 12, 2007, Narrowstep Inc. (the “Company”) announced that it had notified Iolo Jones that it was terminating his position as Chief Strategy Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NARROWSTEP INC.

By:	/s/ David C. McCourt
	Name:	David C. McCourt
	Title:	Chairman of the Board of Directors,
Interim Chief Executive Officer and Interim Chief Operating Officer

Dated:  November 16, 2007